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                                                               EXHIBIT 10.27 (s)

PLAYBOY ENTERPRISES, INC.                       INTEROFFICE CORRESPONDENCE

DATE:           September 4, 1997

TO:             Christie Hefner

FROM:           Tony Lynn

SUBJECT:        Compensation




This will confirm my decision not to take the fiscal 1998 base salary increase provided for under my employment agreement with the company. I'm not waiving the increase for subsequent fiscal years.


/s/ Anthony J. Lynn
______________________
Anthony J. Lynn